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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[ x ]    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)     June 6, 2003
                                                              ------------

         Commission file number   333-76723
                                  ---------


                                 SIMMONS COMPANY
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             (Exact name of registrant as specified in its charter)

         Delaware                                      06-1007444
-------------------------------            -----------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


One Concourse Parkway, Suite 800, Atlanta, Georgia           30328-6188
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code            (770) 512-7700
                                                     ---------------------------




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ITEM 5.  OTHER EVENTS.

         Effective June 6, 2003, Simmons Company (the "Company") executed a Joinder Agreement which supplements the Credit and Guaranty Agreement dated as of October 29, 1998, by and among the Company, Simmons Holdings, Inc. and certain other Subsidiaries of Simmons Company, as Guarantors, the Lenders, Goldman Sachs Credit Partners, L.P., as Joint Lead Arranger and Syndication Agent, Warburg Dillon Read LLC, as Joint Lead Arranger, and UBS A.G., Stamford Branch, as Administrative Agent (the "Credit Agreement"), pursuant to which the Company entered into an Incremental Tranche C Term Loan (the "Incremental Loan") in the amount of $20,000,000. The proceeds from the Incremental Loan were applied to amounts outstanding under the Revolver in order to increase funds available for working capital and general corporate purposes. The Tranche C Term Loan was increased from $19.0 million to $39.0 million after giving effect to the Incremental Loan and the maturity and LIBOR interest rate margin remain unchanged. The Tranche C Term Loan revised payment schedule is as follows:

         Maturity Date                          Amount
         ----------------                   ---------------
         June 30, 2006                        $15,428,496
         October 27, 2006                     $23,577,106

         All capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         c) Exhibits

           10.6.5 Joinder Agreement by and among Simmons Company, Simmons Holdings, Inc. and certain other Subsidiaries of Simmons Company, as Guarantors, the Lenders to the Credit and Guaranty Agreement and Goldman Sachs Credit Partners L.P. dated as of June 6, 2003.





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                 SIMMONS COMPANY

By:                      /s/ William S. Creekmuir
              ------------------------------------------------
                              William S. Creekmuir
              Executive Vice President and Chief Financial Officer

Date:         June 11, 2003


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                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
-------                    ------------
10.6.5 Joinder Agreement by and among Simmons Company, Simmons Holdings, Inc. and certain other Subsidiaries of Simmons Company, as Guarantors, the Lenders to the Credit and Guaranty Agreement and Goldman Sachs Credit Partners L.P. dated as of June 6, 2003.